Exhibit 10.1

EXECUTION COPY

DATED THIS 7th DAY OF JUNE 2013

LIBERTY GLOBAL PLC

DEED OF ASSUMPTION

relating to

Equity Incentive Plans of Liberty Global, Inc. and Virgin Media Inc.

DEED OF ASSUMPTION

OF

LIBERTY GLOBAL PLC

This Deed of Assumption relating to the equity incentive plans of Liberty Global, Inc., a Delaware corporation (“Liberty Global”) and Virgin Media Inc., a Delaware corporation (“Virgin Media”), is made on 7 June 2013 by Liberty Global plc (incorporated in England and Wales with registered number 8379990) whose registered office is at 38 Hans Crescent, London, SW1X 0LZ.

THE MERGER

WHEREAS, the board of directors and the stockholders of Liberty Global have approved an agreement and plan of merger and reorganization (the “Merger Agreement”) that was entered into as of February 5, 2013 (and amended March 6, 2013), providing for the combination of Liberty Global and Virgin Media under a new parent company currently called Liberty Global Corporation Limited (the “Merger”). Pursuant to the Merger Agreement, Liberty Global and Virgin Media will become wholly owned subsidiaries of Liberty Global Corporation Limited, a private limited company incorporated under English law which, prior to the effective time of the Merger (the “Effective Time”), re-registered as a public limited company named “Liberty Global plc” or a similar name (the “Company”) and, at the Effective Time, became the parent company of the Liberty Global and Virgin Media group of companies; and

WHEREAS, pursuant to the Merger Agreement, each issued and outstanding share of series A, B or C Liberty Global common stock will be converted, on a one-for-one basis, into the right to receive one corresponding class of A, B, or C ordinary shares of the Company (a “Share”); and

THE LIBERTY GLOBAL PLANS

WHEREAS, Liberty Global currently sponsors and maintains the following equity incentive plans pursuant to which employees and consultants of Liberty Global and its subsidiaries and affiliates and directors of Liberty Global may be granted stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares or other rights to purchase, acquire or receive shares of Liberty Global’s common stock (or the right to receive benefits or cash amounts by reference to such shares):

•	Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated Effective October, 31, 2006) (the “2005 Plan”)

•	Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan (As Amended and Restated Effective November 1, 2006) (the “2005 NED Plan”)

(The 2005 Plan and 2005 NED Plan are collectively referred to as the “Continuing Liberty Global Plans”)

•	Liberty Media International, Inc. Transitional Stock Adjustment Plan (the “Liberty Media Plan”)

•	UnitedGlobalCom, Inc. Equity Incentive Plan (Amended and Restated Effective October 17, 2003) (the “UGC 2003 EIP”)

•	UnitedGlobalCom, Inc. Stock Option Plan for Non-Employee Directors (Effective March 20, 1998; Amended and Restated January 22, 2004) (the “UGC NED Plan”)

(The Liberty Media Plan, UGC 2003 EIP and UGC NED Plan are collectively referred to as the “Remaining Liberty Global Plans”)

(The Continuing Liberty Global Plans and the Remaining Liberty Global Plans are collectively referred to as the “Liberty Global Plans”); and

WHEREAS, pursuant to the Merger Agreement, each award granted by Liberty Global under the Liberty Global Plans that is outstanding at the Effective Time and that relates to shares of Liberty Global common stock shall, as of the Effective Time, be converted into a corresponding award of Shares on a one-for-one basis and such award will remain subject to the same terms and conditions as the award under the applicable Liberty Global Plan and the award agreement relating thereto immediately prior to the Effective Time, except for such changes as are necessary to reflect the Merger and/or comply or facilitate compliance with English and/or U.S. corporate and tax law requirements (the “Assumed LGI Awards”); and

WHEREAS, the board of directors of the Company proposes to adopt and assume the Continuing Liberty Global Plans for purposes of granting awards over Shares following the Effective Time to eligible employees (under the 2005 Plan) and independent contractors (under Annex 2 to the 2005 Plan) of the Company and its subsidiaries and to non-employee directors of the Company (under the 2005 NED Plan); and

WHEREAS, in connection with the Merger, the board of directors of Liberty Global approved certain amendments to the Liberty Global Plans as necessary or appropriate to (i) facilitate the assumption and adoption by the Company of the Assumed LGI Awards and the Continuing Liberty Global Plans and the issuance of Shares or rights or amounts related to Shares under the Assumed LGI Awards and future awards granted under Continuing Liberty Global Plans (rather than shares or rights or amounts related to shares of Liberty Global) by the Company, (ii) provide that the board of directors of the Company (or an appropriate committee thereof) shall administer the Assumed LGI Awards and the Continuing Liberty Global Plans, and (iii) comply with applicable English or U.S. corporate or tax law requirements; and

WHEREAS, the board of directors of the Company agrees that it (or an appropriate committee thereof) shall sponsor the Continuing Liberty Global Plans and administer the Assumed LGI Awards, and that the Company will not grant new awards under the Remaining Liberty Global Plans after the Effective Time; and

WHEREAS, the board of directors of the Company has been presented with and has approved the forms of award agreements for the Company to use in connection with awards granted in the future under the Continuing Liberty Global Plans, such forms of award agreements being based, to the extent possible, on the forms of award agreements previously used by Liberty Global in connection with awards granted under the Continuing Liberty Global Plans; and

THE VIRGIN MEDIA PLANS

WHEREAS, Virgin Media currently sponsors and maintains the following equity incentive plans pursuant to which employees, directors and independent contractors of Virgin Media and its divisions, parent, subsidiaries or affiliates may be granted rights to stock options, restricted stock, restricted stock units, share awards or other rights to purchase, acquire or receive shares of Virgin Media’s common stock (or the right to receive benefits or cash amounts by reference to such shares):

•	Amended and Restated Virgin Media 2004 Stock Incentive Plan (formerly the Amended and Restated 2004 NTL Stock Incentive Plan)

•	Virgin Media Inc. 2004 Stock Incentive Plan (formerly known as the Telewest Global, Inc. 2004 Stock Incentive Plan)

•	Virgin Media Inc. 2006 Stock Incentive Plan (as amended)

•	Virgin Media Inc. 2010 Stock Incentive Plan (excluding any UK subplan) (the “Continuing Virgin Media Plan,” and collectively with the other plans listed in this recital, the “Virgin Media Plans”); and

WHEREAS, Virgin Media currently sponsors and maintains the following HM Revenue & Customs (“HMRC”) U.K. tax-qualified employee share option plans:

•	Virgin Media Sharesave Plan (the “Sharesave”)

•	Virgin Media Company Share Option Plan (the “CSOP”)

(collectively, the “Qualified Virgin Media Plans”) and

WHEREAS, pursuant to the Merger Agreement, each issued and outstanding share of Virgin Media common stock converted into the right to receive (i) $17.50 in cash (without interest), (ii) 0.2582 of a class A Share, and (iii) 0.1928 of a class C Share (together with cash in lieu of any fractional class A Shares and class C Shares); and

WHEREAS, pursuant to the Merger Agreement, each stock option granted by Virgin Media under the Virgin Media Plans to acquire Virgin Media common stock will be converted into two separate options, the first to acquire 0.4123 of a class A Share for each share of Virgin Media common stock subject to the existing stock option, and the second to acquire 0.3077 of a class C Share for each share of Virgin Media common stock subject to the existing stock option (with the applicable exercise prices adjusted) (the “Outstanding VMI Options”); and

WHEREAS, pursuant to the Merger Agreement, certain stock units (restricted stock units and performance shares) granted by Virgin Media under certain of the Virgin Media Plans in respect of Virgin Media common stock will be converted into stock units in respect of 0.4123 of a class A Share and 0.3077 of a class C Share for each share of Virgin Media common stock subject to the applicable Virgin Media stock unit award (the “Outstanding VMI Stock Units”) (the Outstanding VMI Options and the Outstanding VMI Stock Units are collectively referred to as the “Assumed VMI Awards”); and

WHEREAS, pursuant to the Merger Agreement, participants in the Sharesave and the CSOP will be offered the opportunity to (i) exercise their Qualified Virgin Media Plans or (ii) exchange their options over Virgin Media common stock for new options over Shares at the same rate of exchange as provided in the Merger Agreement for the conversion of the non-HMRC approved Outstanding VMI Options, and, if optionholders elect to exchange their options, the new options over Shares (the “Outstanding Tax-Qualified VMI Options”) will continue to be governed by the Sharesave and CSOP (as appropriate); and

WHEREAS, the board of directors of the Company proposes to adopt and assume the Continuing Virgin Media Plan for purposes of granting awards over Shares following the Effective Time to eligible employees of the Company and its subsidiaries; and

WHEREAS, in connection with the Merger, the board of directors of Virgin Media approved certain amendments to the Virgin Media Plans as necessary or appropriate to (i) facilitate the assumption and adoption by the Company of the Assumed VMI Awards and the Continuing Virgin Media Plan with respect to the future awards granted thereunder and the issuance of Shares or rights or amounts related to

Shares under the Assumed VMI Awards and future awards granted under the Continuing Virgin Media Plan (rather than shares or rights or amounts related to shares of Virgin Media) by the Company, (ii) provide that the board of directors of the Company (or an appropriate committee thereof) shall administer the Assumed VMI Awards and the Continuing Virgin Media Plan, and (iii) comply with applicable English or U.S. corporate or tax law requirements; and

WHEREAS, the board of directors of the Company agrees that it (or an appropriate committee thereof) shall sponsor the Continuing Virgin Media Plan and administer the Assumed VMI Awards, and that the Company will not grant new awards under the Qualified Virgin Media Plans and the Virgin Media Plans other than the Continuing Virgin Media Plan;

WHEREAS, the board of directors of the Company has been presented with and has approved the forms of award agreements for the Company to use in connection with awards granted in the future under the Continuing Virgin Media Plan, such forms of award agreements being based, to the extent possible, on the forms of award agreements previously used by Liberty Global in connection with awards granted under the Continuing Liberty Global Plans.

NOW THIS DEED WITNESSES AS FOLLOWS:

The Company hereby declares, undertakes and agrees that, as of the effective time of the Merger, it shall:

1.	accept assignment of and adopt and assume (a) the Continuing Liberty Global Plans and Assumed LGI Awards from Liberty Global and (b) the Continuing Virgin Media Plan and Assumed VMI Awards from Virgin Media;

2.	discharge all of the rights and obligations relating to sponsorship of the Continuing Liberty Global Plans and the Continuing Virgin Media Plan;

3.	exercise all of the powers of the plan sponsor relating to (a) the Continuing Liberty Global Plans and Assumed LGI Awards that were exercised by Liberty Global with respect to the Continuing Liberty Global Plans and Assumed LGI Awards prior to the Effective Time and (b) the Continuing Virgin Media Plan and Assumed VMI Awards that were exercised by Virgin Media with respect to the Continuing Virgin Media Plan prior to the Effective Time;

4.	be bound by the terms of the Assumed LGI Awards and the Assumed VMI Awards so that the Company will be bound by the requirements, without limitation, that:

4.1	to the extent any plan document provides for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relates to or references, shares of Liberty Global or Virgin Media common stock or rights to shares of Liberty Global or Virgin Media common stock (or rights to receive benefits or amounts by reference to those shares), then, pursuant to the terms hereof and thereof, such plan document shall instead provide for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relate to or reference, Shares or rights to Shares, as applicable (or rights to receive benefits or amounts by reference to Shares) pursuant to the terms of the Merger Agreement;

4.2	all references in the Liberty Global Plans to Liberty Global or its predecessors are hereby amended to be references to the Company, except where the context dictates otherwise, and all references in the Virgin Media Plans and Qualified Virgin Media Plans to Virgin Media or its predecessors are hereby amended to be references to the Company, except where the context dictates otherwise; and

4.3	all references to the board of directors (or relevant committee of the board of directors) in the Liberty Global Plans and the Virgin Media Plans shall henceforth be taken to be references to the board of directors of the Company (or relevant committee of the board of directors of the Company), except where the context dictates otherwise;

5.	administer the Remaining Liberty Global Plans and the Virgin Media Plans (collectively, the “Remaining Plans”) with respect to the Assumed LGI Awards and Assumed VMI Awards, respectively, provided that:

5.1	any awards granted under the Remaining Plans will continue to be subject to the same terms and conditions, such as vesting schedule, restrictions and exercise price (if applicable), as applied to such awards and rights immediately before the Merger, except as required to reflect the Merger;

5.3	if any benefits or amounts due pursuant to awards granted under the Remaining Plans are determined by reference to shares of Liberty Global common stock or Virgin Media common stock, they will henceforth be determined by reference to Shares; and

6.	be bound by the terms of the Outstanding Tax-Qualified VMI Options so that the Company will be bound by the requirements, without limitation, that:

6.1	to the extent any plan document provides for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relates to or references, shares of Virgin Media common stock or rights to shares of Virgin Media common stock (or rights to receive benefits or amounts by reference to those shares), then, pursuant to the terms hereof and thereof, such plan document shall instead provide for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relate to or reference, Shares or rights to Shares, as applicable (or rights to receive benefits or amounts by reference to Shares);

6.2	references in the rules of the Qualified Virgin Media Plans to Virgin Media common stock will be amended to be references to Shares, but references in respect of the administration of the Qualified Virgin Media Plans will not be amended other than as required in the rules;

7.	sponsor and administer the Continuing Liberty Global Plans and Continuing Virgin Media Plan (collectively, the “Continuing Plans”) and be authorized to grant new awards under the Continuing Plans following the Effective Time, provided that:

7.1	the aggregate number of Shares available for issuance pursuant to awards granted under the Continuing Plans shall be equal to the aggregate number of shares of Liberty Global common stock and Virgin Media common stock authorized for grants or subject to outstanding awards granted under the applicable Continuing Plans that are not issued or delivered for any reason, as adjusted to reflect the Merger;

7.2	any awards granted under the Continuing Plans will be evidenced by the forms of award agreements adopted by the board of directors of the Company, which forms will be based, to the extent possible, on the forms of award agreements previously used by Liberty Global in connection with awards granted under the applicable Continuing Plans prior to the Effective Time;

7.3	equity awards granted under the Continuing Virgin Media Plans that were sponsored by Virgin Media immediately prior to the Effective Time shall not be granted to individuals who were employees or other service providers of Liberty Global and its subsidiaries immediately prior to the Effective Time.

8.	This Deed of Assumption shall be governed by and construed in accordance with the laws of England and Wales, without regard to conflict of laws principles.

* * *

(Signature page follows.)

IN WITNESS WHEREOF this Deed of Assumption has been executed by the Company on the date first above written.

EXECUTED AS A DEED AND DELIVERED BY	)
LIBERTY GLOBAL plc )
acting by:	)

Authorized Signatory
Director

Authorized Signatory
Company Secretary